UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2015

_______________

Dominion Midstream Partners, LP
(Exact name of registrant as specified in its charter)

_______________

Delaware	001-36684	46-5135781
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Tredegar Street Richmond, Virginia 23219 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 819-2000

_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 6, 2015, Dominion Midstream Partners, LP issued a press release announcing preliminary unaudited earnings for the period from the closing of its initial public offering on October 20, 2014 through December 31, 2014.  The press release and related preliminary earnings tables are furnished with this Form 8-K as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

Exhibit
99	Dominion Midstream Partners, LP press release dated February 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION MIDSTREAM PARTNERS, LP

By:	Dominion Midstream GP, LLC,
Its general partner

Date:  February 6, 2015
By:	/s/ Carter M. Reid
Name:	Carter M. Reid
Title:	Senior Vice President and
Corporate Secretary